SUMMARY PROSPECTUS

CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF

a series of

CYBER HORNET TRUST

 August 3, 2026

Ticker: XXX

Listed on: NASDAQ

The Fund’s statutory Prospectus and Statement of Additional Information (“SAI”) dated August 3, 2026, as supplemented from time to time, are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus and SAI, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at www.cyberhornets.com. You can also get this information at no cost by calling 1.844.282.3837 or by sending an email request to info@cyberhornets.com.

INVESTMENT OBJECTIVE

The CYBER HORNET S&P 500® and XRP 75/25 Strategy ETF (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500® and S&P XRP 75/25 Blend Index (the “Index”), an index by Standard & Poor’s.

FEES AND EXPENSES

The following table describes the expenses and fees that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

[1]	The Fund’s investment adviser, CYBER HORNET ETFs, LLC (the “Adviser”), provides investment advisory services and pays the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee” exclusive of expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan, costs of borrowings (including interest charges and dividend expenses on securities sold short); taxes or governmental fees; acquired fund fees and expenses, brokerage commissions and other expenses of executing portfolio transactions; costs of holding shareholder meetings, including proxy costs; fees and expenses associated with the Fund’s securities lending program, if any; and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This Example is intended to help you compare the costs of investing in the Fund with the costs of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (excluding any sales loads on reinvested dividends, fee waivers, and/or expense reimbursements) shown in the table above remain the same. The expenses used to calculate the Fund’s Example do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$87	$271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund commenced operations on January 30, 2026 and therefore portfolio turnover information for a full fiscal period is unavailable.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to replicate, before fees and expenses, the total return of the S&P 500® and S&P XRP 75/25 Blend Index (the “Index”). The Index measures the weighted return performance of a multi-asset strategy comprising a 75% weight in the S&P 500® Index and a 25% weight in the S&P XRP Reference Price Index. Accordingly, in seeking to track the Index, the Fund will invest approximately 75% of its assets in a portfolio of common stocks that are included in the S&P 500® Index and will invest directly in XRP so that the total value of the XRP to which the Fund has economic exposure is approximately 25% of the assets of the Fund. S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index and each of the S&P 500® Index and the S&P XRP Reference Price Index. The Index is rebalanced monthly, and accordingly, the Fund seeks to maintain the 75%/25% allocations by also rebalancing these allocations monthly. However, price fluctuations in the underlying assets and other factors, such as the Fund’s cash position, may cause these allocations to vary at any time. The Adviser reserves the right to rebalance the Fund’s allocations more frequently than monthly in periods of significant price volatility or less frequently than monthly to save on trading costs or during periods of low volatility. The Adviser may rebalance the Fund’s allocations on any day of the month. Such rebalancing decisions are made to reduce tracking error and enhance after-fee performance relative to the Index.

U.S. Large-Cap

Under normal conditions, the Fund invests approximately 75% of its assets in the common stock of companies included in the S&P 500® Index, a widely recognized benchmark of U.S. stock market performance. The index is made up of the 500 largest (by market capitalization) publicly traded U.S. companies.

The Fund attempts to replicate this portion of its portfolio by investing in a portfolio of the common stocks included in the S&P 500 Index, holding each stock in a similar proportion as its weighting in the S&P 500 Index. The Fund may hold more or fewer stocks than the index at any given time. The Fund may sell investments represented in the S&P 500 Index in anticipation of their removal from the S&P 500 Index or buy investments not yet represented in the index in anticipation of their addition to it. The Fund may also invest in securities of other investment companies, such as certain ETFs, to implement its investment strategy.

XRP

Under normal conditions, the Fund will invest directly in XRP so that the total value of the XRP to which the Fund has economic exposure is approximately 25% of the Fund’s assets. The Fund will invest directly in XRP through a wholly-owned subsidiary company, Cyber Hornet XRP, organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund may also gain exposure to XRP by investing in shares of other exchange-traded funds (“ETFs”) and exchange-traded products (“ETPs”) which provide exposure to XRP (collectively “XRP ETPs”), although the Fund expects that its ETP exposure will generally be less than 10% of its assets. Such exposure seeks to track, before fees and expenses, the performance of the S&P XRP Reference Price Index. The S&P XRP Reference Price Index is designed to track the performance of the digital asset XRP by Ripple Labs. However, changes in the relative value of the Fund’s assets between the monthly rebalance could cause the Fund’s investment in XRP and XRP ETPs to represent greater than 25% of the Fund’s assets.

The Fund will generally purchase and sell XRP on exchanges such as BitGo and Coinbase, neither of which is registered as a national securities exchange with the SEC. The price of XRP on these exchanges and over-the-counter markets has a limited history, is volatile, and is subject to the influence of many factors, including operational interruptions.

XRP held directly by the Fund are maintained at a qualified custodian. The custodian uses “cold storage” security measures for storing the private keys necessary to access the Fund’s XRP offline in a manner that is not connected to the internet. This is designed to protect cryptocurrencies from hacking or other cybersecurity threats.

The value of XRP is not backed by any government, corporation, or other identified body. Instead, its value is partly determined by the supply and demand in markets created to facilitate trading of XRP. Ownership and transaction records for XRP are protected through public-key cryptography. The XRP protocol determines the supply of XRP. No single entity owns or operates the XRP Ledger.

The Fund may invest in XRP ETPs that invest directly in, provide exposure to, replicate the performance of, or have trading and/or price performance characteristics similar to XRP.

PRINCIPAL RISKS

The following describes the principal risks of investing in the Fund, which could affect the Fund’s net asset value and total return. Other circumstances (including additional risks not described here) could prevent the Fund from achieving its investment objective. These risks are presented in an order that reflects the Adviser’s assessment of relative importance, but this assessment could change over time as the Fund’s portfolio changes or in light of changes in the market or the economic environment, among other things. The Fund is not required to and will not update this Prospectus solely because the Adviser’s assessment of the relative importance of the principal risks of investing in the Fund changes.

XRP, XRP futures contracts, and XRP ETPs are relatively new investments. They are subject to unique and substantial risks and have historically been subject to significant price volatility. The value of an investment in the Fund could decline significantly and without warning. You should be prepared to lose the entirety of the XRP component of your investment in the Fund. The performance of XRP futures contracts and XRP ETPs, and therefore the performance of the Fund, may differ significantly from the performance of XRP.

Equity Risk – The values of equity securities may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the security issuer. Equity securities generally have greater price volatility than fixed-income securities. Returns from large-capitalization stocks may trail returns from the overall stock market. Large-cap stocks tend to go through cycles of performing better or worse than other segments of the stock market or the stock market in general. These periods have, in the past, lasted several years.

XRP Risk– XRP is a relatively new innovation with unique and substantial risks. The markets for XRP may be less liquid and more volatile than other markets for more established products. Executing an XRP trade at a specific price may be difficult when there is a relatively small volume of buy and sell orders in the XRP market. A market disruption can also make it more difficult to liquidate a position or find a suitable counterparty at a reasonable cost. Unlike other digital assets such as Bitcoin or Ether, XRP was not mined gradually over time. Instead, all 100 billion XRP tokens were created at the time of the XRP Ledger’s launch in 2012. This means that every XRP token that exists today, or will ever exist, was generated from the outset of the XRP Ledger. As a result, the supply of XRP cannot be adjusted in response to economic conditions. For instance, there is no ability for the supply of XRP to be increased to meet rising demand, which could lead to price volatility. In addition, unlike blockchains that utilize “proof-of-work” or “proof-of-stake” where miners or stakers are rewarded with newly minted coins or tokens, XRP validators are not incentivized by block rewards since there is no new issuance of XRP.

The market for XRP is subject to rapid price swings, changes, and uncertainty. A significant portion of the demand for XRP may result from speculation. The value of XRP has been, and may continue to be, substantially dependent on speculation. Such speculation regarding the potential future appreciation of the price of XRP may artificially inflate or deflate the price of XRP and increase volatility.

The further development of the XRP Ledger and the acceptance and use of XRP may be subject to various factors that are difficult to evaluate. The slowing, stopping, or reversing of the development of the XRP Ledger or the acceptance of XRP may adversely affect the price and liquidity of XRP.

A network of independent validator nodes validate transactions on the XRP Ledger, a distributed ledger upon which XRP transactions are processed and settled. These nodes do not mine new blocks but instead participate in a consensus process to ensure transactions are valid and correctly ordered on the ledger. Any node can act as a validator, but for practical purposes, the XRP Ledger depends on a trusted set of validators known as the Unique Node List (the “UNL”). Each node maintains a UNL, a list of other validators that the node trusts. For the consensus process to work, there must be some overlap in the UNLs across different nodes.

A small number of holders holds a significant portion of XRP, sometimes called “whales”. Transactions by these holders may influence the price of XRP, and these holders may be able to manipulate the price of XRP. For example, of the 100 billion XRP generated by the XRP Ledger’s code, the founders of Ripple Labs Inc., a corporation incorporated and existing under the laws of Delaware (“Ripple Labs”), retained 20 billion XRP, and the remaining 80 billion XRP were initially allocated to Ripple Labs.

Rebalancing Costs and Tax Risk. The Fund is subject to the risk of rebalancing to track the Index that may result in significant transaction costs and tax consequences for shareholders. The Fund seeks to maintain a 75% allocation to the S&P 500 Index and a 25% allocation to the S&P XRP Reference Price Index. The Fund rebalances these allocations monthly and may rebalance more frequently during periods of significant market volatility. When cryptocurrency prices rise or fall relative to equity prices between rebalancing dates, the Fund must sell appreciated assets and purchase depreciated assets to restore the target allocation of 75% to 25% in equity and cryptocurrency, respectively. These transactions generate transaction costs and may result in the realization of capital gains that will be distributed to shareholders.

Risks Related to the Regulation of Cryptocurrency. Any final determination by a court that a cryptocurrency is a “security” or “commodity” may adversely affect the value of the cryptocurrency and the value of the Fund’s shares, and, if the cryptocurrency is not, or cannot, be registered as a security, result in a potential termination of the Fund.

Depending on its characteristics, a cryptocurrency may be considered a “security” under the federal securities laws. The test for determining whether a particular cryptocurrency is a “security” is complex and challenging to apply, and the outcome is difficult to predict. If an appropriate court determines that the relevant cryptocurrency is a security, the Adviser would not intend to permit the Fund to continue holding its investments in a way that would violate the federal securities laws (and therefore, if necessary, would either dissolve the Fund or potentially seek to operate the Fund in a manner that complies with the federal securities laws).

Cryptocurrency Market Volatility Risk. The prices of cryptocurrencies have historically been highly volatile. The value of the Fund’s exposure to a cryptocurrency – and therefore the value of an investment in the Fund – could decline significantly and without warning, including to zero. If you are not prepared to accept significant and unexpected changes in the value of the Fund and the possibility that you could lose your entire investment in the cryptocurrency component of the Fund, you should not invest in it.

Cryptocurrency ETP Investing Risk. Issuer-specific attributes related to ETPs in which the Fund may invest may cause an investment held by the Fund to be more volatile than the market generally. The value of an individual security or asset, or a particular type of security or asset, may be more volatile than the market as a whole and perform differently from the value of the market as a whole. When the Fund invests in ETPs, it will incur costs related to such funds, including management fees and expenses borne by shareholders of such ETPs. The value of shares in an ETP may not replicate the performance of the relevant cryptocurrency, and, therefore, the Fund’s investments in the ETPs will not perform the same as the Fund’s direct investments in the relevant cryptocurrency.

Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

Investment in the Subsidiary Risk – The Fund is exposed to the risks of the Subsidiary’s investments, which are exposed to the risks of investing in Ether and Ether futures contracts. The Fund will also incur the expenses of the Subsidiary. Although the Subsidiary is not registered under the 1940 Act, it will provide investors with the same protections the Fund provides.

Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. Factors contributing to tracking error include:

●	Fees and Expenses: The Fund has operating and other expenses, while the Index does not. The Fund’s expense ratio reduces net asset value, while the Index reflects gross performance without deductions for fees or expenses.

●	Transaction Costs: Buying and selling cryptocurrencies and Cryptocurrency-Related Products involve bid-ask spreads, market impact costs, trading fees, and blockchain network transaction fees that reduce the Fund’s returns but are not reflected in Index performance.

●	Cash Drag: The Fund may not be fully invested at times, generally due to cash flows into or out of the Fund, rebalancing activities, or excess cash held for various reasons. Cash positions create performance drag when cryptocurrency prices appreciate and may provide relative benefit when prices depreciate.

●	Rebalancing and Reallocation Timing: The Fund cannot instantaneously adjust holdings when rebalancing or reallocation events occur. Settlement of cryptocurrency transactions requires blockchain confirmations, custody transfers, and operational processes that create timing lags. During these lags, the Fund’s composition may differ from the target portfolio.

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds and exchange-traded funds, subjects the Fund to the fees and expenses of, as well as those risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk – An exchange or market may issue trading halts on specific securities, contracts, or instruments, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

ETF Risks

Absence of an Active Market: Although the Fund’s shares are approved for listing on the NASDAQ (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can also be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transaction Risk. The Fund intends to affect some portion of redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute all of its portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the Fund’s tax efficiency compared to ETFs that utilize a complete in-kind redemption process.

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s investments. The market prices of shares will generally fluctuate according to changes in the Fund’s NAV and supply and demand of shares on the Exchange. Whether Fund shares will trade below, at, or above their NAV cannot be predicted. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s investment holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying investments or the NAV of Fund shares.

Trading Issues: Trading in Fund shares may be halted due to market conditions or for reasons that make trading in shares inadvisable in the view of the Exchange. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads, and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

New Fund Risk. The Fund was recently organized with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Passive Investment Risk. The Fund is not actively managed and therefore would not sell an equity security, futures contract, or other investment due to current or projected underperformance of a security, industry, sector, or asset class. Unlike an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

All investments carry some risk that will affect the value of the Fund, its investment performance, and the price of its shares. As a result, you may lose money if you invest in the Fund.

PERFORMANCE INFORMATION

The Fund commenced operations on January 30, 2026 and, therefore, does not have a performance history for a full calendar year. Once it has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available at www.cyberhornets.com.

FUND MANAGEMENT INVESTMENT ADVISER

CYBER HORNET ETFs, LLC serves as the investment adviser to the Fund.

PORTFOLIO MANAGER

Michael G. Willis, portfolio manager of the Adviser, has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund on any day the Nasdaq Stock Market (“NASDAQ”) is open for business, like any publicly traded security. The Fund’s shares are listed on the Nasdaq Stock Market exchange. The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares continuously, at NAV, only in blocks of 10,000 shares (“Creation Units”), which may be partially in-kind for securities included in the Index and partially in cash, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you invest through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements are subject to special tax rules upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary to sell Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.